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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 16, 1996





                               TELXON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      DELAWARE                     0-11402                  74-1666060
(STATE OR OTHER JURISDICTION     (COMMISSION              (IRS EMPLOYER
   OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)

                  3330 WEST MARKET STREET, AKRON, OHIO 44333
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (330) 664-1000





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ITEM 5.  OTHER EVENTS.

         As of December 16, 1996, certain terms of the $100 million revolving credit facility maintained by Telxon Corporation (the "Company" or the "Registrant") with The Bank of New York, as Agent for an eight-bank lending group, were amended as set forth in the agreement attached as Exhibit 10.3.2.c to this Current Report, which is by this reference incorporated herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         10.3.2.c Amendment No. 2, dated as of December 16, 1996, to the Credit Agreement between the Registrant, the lenders party thereto from time to time and The Bank of New York, as letter of credit issuer, swing line lender and agent for the lenders, dated as of March 8, 1996, filed herewith.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TELXON CORPORATION



DATE: January 15, 1997                  By: /s/ Glenn S. Hansen
                                           -------------------
                                            Glenn S. Hansen
                                            Vice President, Legal Administration
                                             and Corporate Counsel



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                              INDEX TO EXHIBITS

                                   --------

                              Telxon Corporation
                          Current Report on Form 8-K
                  (Earliest Event Reported: December 16, 1996)

10.3.2.c Amendment No. 2, dated as of December 16, 1996, to the Credit Agreement between the Registrant, the lenders party thereto from time to time and The Bank of New York, as letter of credit issuer, swing line lender and agent for the lenders, dated as of March 8, 1996, filed herewith.